Exhibit 10.6

NCI Control Number: N43CO-2014-00013

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: HHSN261201400013C | PAGE OF PAGES: 1 | 6

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0002	08/04/2015	3858908	

6. ISSUED BY CODE

National Cancer Institute
Office of Acquisitions
NCI Shady Grove, Room 1E162
9609 Medical Center Drive, MSC 9705
Rockville, MD 20850-9705

7. ADMINISTERED BY *(If other than Item 6)* CODE

OFFICE OF THE DIRECTOR

8. NAME AND ADDRESS OF THE CONTRACTOR *(No., street, city, county, State and ZIP Code)*

Shuttle Pharmaceuticals, LLC:1249412
One Research Ct, Suite 450
Rockville, MD 20850

PLACE OF PERFORMANCE: **MARYLAND USA**

CODE | FACILITY CODE

(X)

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN261201400013C
N43CO-2014-00013

10B. DATED *(SEE ITEM 13)*
09/19/2014

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for the receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment of each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
SOCC: 25.55 TIN# 461747648 PMS# CAN1 58478361 $1,428,117.00 CAN2

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: **FAR 1.602-1 (a) and Exercise Option FAR 52.217-9**
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return **1** copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: To exercise the Option for Phase II.

The total contract amount is increased by $1,428,117 from $191,971 to $1,620,088.

The expiration date is changed from August 18, 2015 to August 03, 2017.

PRISM
Approved Entered
Initials
Date

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
Peter D. Dritschilo, President/CFO		**Donna Perry-Lalley**	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
BY [signature] *(Signature of person authorized to sign)*	8/3/2015	BY [signature] *(Signature of Contracting Officer)*	08/03/2015

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE B.3. OPTION FOR PHASE II subparagraph d is revised as follows:

d. If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

	Estimated Cost($)	Fixed Fee($)	Estimated Cost Plus Fixed Fee($)
Base Period 9/19/2014-8/03/2015	$181,105	$10,866	$191,971
Option Period: 8/04/2015-8/03/2017	$1,347,280	$80,837	$1,428,117
Total [Base Period and Option]	$1,528,385	$91,703	$1,620,088

ARTICLE B.4. ADVANCE UNDERSTANDINGS, subparagraph b., is revised as follows:

b. Subcontract

A fixed type subcontract with Rhode Island Hospital for Phase I for an amount not to exceed $65,549 for the period for the period 9/19/2014-8/03/2015.

If the Government exercises its option for Phase II pursuant to the Option Provision Article in Section H of this contract, the total estimated Subcontract amount will be increased as follows:

Option - 8/04/2015-8/03/2017 - $623,269

ARTICLE F.1. PERIOD OF PERFORMANCE- is revised as follows:

a.	The period of performance of this contract shall be from 09/19/2014 through 08/03/2017.

b.	If the Government exercises its option pursuant to the OPTION PROVISION Article in Section H of this contract, the period of performance will be increased as listed below:

Option	Option Period
Option for Phase II	August 04, 2015 - August 03, 2017

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ARTICLE F.2. DELIVERIES-subparagraph b is revised as follows:

b. The above items shall be addressed and emailed to ncibranchbinvoices@mail.nih.gov .The following addresses are provided for general correspondence and other deliveries:

Addressee	Deliverable Item No	Quantity
Sandra Addae, Contract Specialist National Cancer Institute Office of Acquisitions, 9609 Medical Center Drive, Room 1E632 MSC 9705 Bethesda, MD 20892-9705	1-14, 16-21	Electronically
Deepa Narayanan, COR National Cancer Institute NCI SBIR & STTR Programs, Room1W5429609 Medical Center Drive, MSC9705Bethesda, MD 20892-9705	2-12	Electronically
OPERA, OEH, NIH6705 Rockledge DriveSuite 310, MSC 7980Bethesda, Maryland 20892- 7980	13-15	Electronically

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACTFINANCIAL REPORT - 2.f. and 2.h are revised as follows:

2.f. The contract period of performance is: 9/19/2014 - 08/03/2017 2.h. Contract line items as follows:

Line Item #	Line Item Description
1	Clinical Development of IPdR for Radiosensitization
2	Phase II Clinical Development of IPdR for Radiosensitization

ARTICLE l.l. GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE II CONTRACT- is deleted and replaced in its entirety.

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acquisition.RQv/far/ . HHSAR Clauses at: http: //ww w. h hs.RQv/policies/ h hsarZsubpart352.htm I

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a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)
52.203-5	May 2014	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)
52.203-7	May 2014	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.203-99	Feb 2015	Prohibition on Contracting with Entities That Require Certain Internal Confidentiality Agreements
52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content PaperfOver the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)
52.215-18	Jul2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications
52.219-6	Jul 1996	Notice of Total Small Business Set-Aside

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FAR CLAUSE NO.	DATE	TITLE
52.219-8	Oct 2014	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)
52.219-14	Dec 1996	Limitations on Subcontracting
52.222-3	Jun 2003	Convict Labor
52.222-21	Apr 2015	Prohibition of Segregated Facilities
52.222-26	Apr 2015	Equal Opportunity
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)
52.222-50	Mar 2015	Combating Trafficking in Persons
52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate 1 (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	May 2014

Patent Rights - Ownership by the Contractor (Note: In accordance with

FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-20	May 2014	Rights in Data - SBIR Program
52.229-3	Feb 2013	Federal, State and Local Taxes (Over the Simplified Acquisition Threshold)
52.232-2	Apr 1984	Payments under Fixed-Price Research and Development Contracts
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest (Over the Simplified Acquisition Threshold)
52.232-23	May 2014	Assignment of Claims
52.232-25	Jul 2013	Prompt Payment
52.232-33	Jul 2013	Payment by Electronic Funds Transfer-System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-13	Jul 1995	Bankruptcy (Over the Simplified Acquisition Threshold)
52.243-1	Aug 1987	Changes - Fixed Price, Alternate V (Apr 1984)
52.244-5	Dec 1996	Competition in Subcontracting (Over the Simplified Acquisition Threshold)
52.244-6	Apr 2015	Subcontracts for Commercial Items
52.249-2	Apr 2012	Termination for the Convenience of the Government (Fixed-Price)
52.249-9	Apr 1984	Default (Fixed-Price Research and Development)(Over the Simplified Acquisition Threshold)
52.253-1	Jan 1991	Computer Generated Forms

Shuttle Pharmaceuticals, LLC

HHSN261201400013C

Modification 2

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b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions
352.203-70	Mar 2012	Anti-Lobbying
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.231-71	Jan 2001	Pricing of Adjustments
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments

[End of GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENTSBIR PHASE II CONTRACT- Rev. 04/2015].

All other terms and conditions of this contract remain unchanged and in full force and effect.

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